                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 10.1

                       FINANCIAL GUARANTY INSURANCE POLICY

INSURED CERTIFICATES:                               MAXIMUM CLASS M INSURED PRINCIPAL PAYMENT:
ABFS Mortgage Loan Trust 2003-1,
Mortgage Pass-Through Certificates, Series 2003-1,                $63,000,000.00
Class M (the "Class M Certificates")

POLICY NO.: FANI-0509-03090-NY

                                              EFFECTIVE DATE: March 31, 2003

         RADIAN ASSET ASSURANCE INC., a New York stock insurance company regulated by the Insurance Department of the State of New York (the "Insurer"), in consideration of the payment of the Premium (as defined herein) and subject to the terms of this Financial Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees that an amount equal to each Insured Payment (as defined herein) will be received from the Insurer by JPMorgan Chase Bank, as trustee under the P&S Agreement (as defined herein) or any successor thereto (the "Trustee") for the benefit of the Class M Certificateholders (as defined herein); provided, however, that the aggregate of all Class M Insured Principal Payments (as defined herein) shall not exceed the Maximum Class M Insured Principal Payment. Insured Payments shall be made by or on behalf of the Insurer only at the time set forth in this Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Class M Certificates unless the Insurer shall elect, in its sole discretion, to pay such principal due upon such acceleration together with any accrued interest thereon. Capitalized terms used and not defined herein shall have the meanings assigned to them in the P&S Agreement.

         Notwithstanding anything contained herein to the contrary, this Policy does not cover shortfalls, if any, attributable to taxes required to be paid or withheld in respect of payments on the Class M Certificates (including interest and penalties in respect thereof).

         1. Definitions. As used herein, the following terms shall have the following meanings:

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York or in the city in which the corporate trust office of the Trustee under the P&S Agreement is located, are authorized or obligated by law or executive order to close.

         "Class M Certificateholder" means any Holder of a Class M Certificate.

         "Class M Collateralization Deficit" shall mean, with respect to any Distribution Date immediately prior to which the Class M Certificates are outstanding, the lesser of (i) the amount, if any, by which (A) the aggregate Certificate Principal Balance of the Class A and Class M Certificates (after giving effect to all distributions to be made thereon on such Distribution Date other than any portion thereof consisting of a Class M Insured Principal Payment in respect of a Class M Collateralization Deficit) exceeds (B) the Aggregate Principal Balance of the Mortgage Loans on the last day of the immediately preceding Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the preceding calendar month), and (ii) the Certificate Principal Balance of the Class M Certificates (after giving effect to all distributions to be made thereon on such Distribution Date other than any portion thereof consisting of a Class M Insured Principal Payment in respect of a Class M Collateralization Deficit).

         "Class M Deficiency Amount" means, with respect to any Distribution Date and the Class M Certificates, the sum of (i) any Class M Insured Interest Payment for such Distribution Date and (ii) any Class M Insured Principal Payment for such Distribution Date.

         "Class M Insured Interest Payment" shall mean, with respect to any Distribution Date and the Class M Certificates, the excess, if any, of (i) the sum of the Class Monthly Interest and (without duplication) any Class Interest Carryover Shortfall for the Class M Certificates for such Distribution Date over
(ii) the Net Available Amount remaining on deposit in the Distribution Account following the payment of the Class Monthly Interest and any Class Interest Carryover Shortfall on the Class A and the Class A-IO Certificates on such Distribution Date.

         "Class M Insured Principal Payment" shall mean, with respect to any Distribution Date other than the Final Insured Distribution Date and the Class M Certificates, the lesser of (i) the Class M Collateralization Deficit, if any, for such Distribution Date and (ii) the Applied Realized Loss Amount applied in reduction of the Certificate Principal Balance of the Class M Certificates on such Distribution Date (after taking into account any funds in the Interest Rate Hedge Payment Fund which are applied on such Distribution Date towards the payment of such Applied Realized Loss Amount). With respect to the related Final Insured Distribution Date and the Class M Certificates, the aggregate Certificate Principal Balance of the Class M Certificates (after giving effect to all distributions to be made thereon on such Distribution Dateother than any portion thereof consisting of a Class M Insured Principal Payment).

         "Final Insured Distribution Date" means the Distribution Date in August 15, 2033.

         "Fiscal Agent" has the meaning provided in Section 4 of this Policy.

         "Holder" means any Person who is the registered owner or beneficial owner of any of the Class M Certificates and who, on the applicable Distribution Date, is entitled under the terms of the the Class M Certificates to payment thereunder.

         "Insurance Agreement" means the Insurance and Indemnity Agreement dated the Effective Date among the Insurer, American Business Credit, Inc. d/b/a Upland Mortgage, as an Original Mortgage Loan Seller and as Servicer, HomeAmerican Credit, Inc., as an Original Mortgage Loan Seller, American Business Mortgage Services, Inc., as an Original Mortgage Loan Seller, ABFS 2003-1, Inc., as Secondary Mortgage Loan Seller, Bear Stearns Asset Backed Securities, Inc., as Depositor, and JPMorgan Chase Bank, as Trustee, Back-up Servicer and Collateral Agent, as the same may be amended, modified or supplemented from time to time.

         "Insured Payment" shall mean, with respect to any Distribution Date, the sum of any Class M Deficiency Amount for such Distribution Date and any Preference Amount for such Distribution Date. An Insured Payment shall not include any Prepayment Interest Shortfalls, any Relief Act Interest Shortfalls or any Net WAC Cap Carryover Amounts.

         "Insurer" shall mean Radian Asset Assurance Inc., or any successor thereto, as issuer of this Policy.

         "P&S Agreement" means the Pooling and Servicing Agreement, dated as of March 1, 2003, among American Business Credit, Inc., as Servicer, Bear Stearns Asset Backed Securities, Inc., as Depositor, and JPMorgan Chase Bank, as Trustee, Back-up Servicer and Collateral Agent, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer.

         "Preference Amount" means any amount previously paid in respect of the Class M Certificates that is recoverable and sought to be recovered as avoidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final, non-appealable order of a court of competent jurisdiction.

         "Receipt" and "Received" mean actual delivery to the Insurer and to the Fiscal Agent (as defined below), if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be receipt on the next succeeding Business Day. If any notice or certificate given hereunder is not in proper form or is not properly completed, executed or delivered, or otherwise insufficient for the purpose of making a claim under this Policy, it shall be deemed not to have been Received, and the Insurer or its Fiscal Agent shall promptly so advise the Trustee and the Trustee may submit an amended or corrected notice.

         "Trust Fund" has the meaning assigned to such term in the P&S
Agreement.

         "Trustee" shall mean JPMorgan Chase Bank, or any successor thereto under the P&S Agreement.

         2.       Notices and Conditions to Payment.

                  (a) Following Receipt by the Insurer of a notice and certificate from the Trustee in the form attached as Exhibit A to this Policy, the Insurer will pay any related Class M Deficiency Amount payable hereunder in respect of the Class M Certificates out of the funds of the Insurer on the later to occur of (a) 12:00 noon, New York City time, on the second Business Day following such Receipt; and (b) 12:00 noon, New York City time, on the Distribution Date on which such Class M Deficiency Amount is due. Such Class M Deficiency Amount will be disbursed to the Trustee by wire transfer of immediately available funds.

                  (b) The Insurer shall pay any Preference Amount on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first Distribution Date occurring on or after the fourth Business Day following Receipt on a Business Day by the Insurer of (i) a certified copy of a final, non-appealable order of a court or other governmental body that exercised jurisdiction in such insolvency proceeding to the effect that the Trustee or the Holder, as applicable, is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or the Holder under applicable bankruptcy law (the "Order"), (ii) a certificate by or on behalf of the Trustee or the Holder that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Insurer, duly executed and delivered by the Trustee or the Holder, as applicable, irrevocably assigning to the Insurer all rights and claims of the Trustee or the Holder, as applicable, relating to or arising under the P&S Agreement against the Trust Fund or otherwise with respect to such Preference Amount and (iv) Receipt of a notice and certificate as described in Section 2(a) above appropriately completed and executed by the Trustee. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Trustee or the Holder, as applicable, directly, unless the Trustee or the Holder, as applicable, has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Insurer will pay the Trustee for distribution to the Holder, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Insurer and (b) evidence satisfactory to the Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

                  (c) The Insurer's obligations hereunder in respect of Insured Payments shall be discharged to the extent funds are disbursed by the Insurer as provided herein whether or not such funds are properly applied by the Trustee.

         3. GOVERNING LAW. THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO THE INSURANCE AGREEMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         4. Fiscal Agent. At any time during the term of this Policy, the Insurer may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Trustee at the notice address specified in the P&S Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Trustee, (i) copies of all notices and documents required to be delivered to the Insurer pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to the Insurer and shall not be deemed Received until Received by both, and (ii) all payments required to be made by the Insurer under this Policy may be made directly by the Insurer or by the Fiscal Agent on behalf of the Insurer. The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to any Class M Certificateholder for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

         5. Waiver of Defenses. To the fullest extent permitted by applicable law, the Insurer agrees not to assert, and hereby waives, for the benefit of each Certificateholder, all rights (whether by counterclaim, setoff or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to the Insurer to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy. In particular, and without limiting the foregoing, in the event a breach of any representation or warranty made by Bear Stearns Asset Backed Securities, Inc. occurs, the Insurer will nevertheless make all payments in accordance with this Policy without setoff or reduction and will assert any claims against Bear Stearns Asset Backed Securities, Inc. separately.

         6. Notices. All notices to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the Insurer as follows:

                 Radian Asset Assurance Inc.
                 335 Madison Avenue
                 New York, New York 10017
                 Attention: Chief Risk Officer and Chief Legal Officer
                 Telephone: (212) 983-5859
                 Facsimile: (212) 682-5377

                  The Insurer may specify a different address or addresses by writing mailed or delivered to the Trustee. Each such notice shall be effective only upon Receipt.

         7. EXCLUSIONS FROM INSURANCE GUARANTY FUNDS. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

         8. Surrender of Policy. The Trustee shall surrender this Policy to the Insurer for cancellation upon expiration of the term of this Policy.

         9. Assignability. This Policy is neither transferable nor assignable except, in whole but not in part, to a successor Trustee duly appointed and qualified under the P&S Agreement. Such transfer and assignment shall be effective upon receipt by the Insurer of a copy of the instrument effecting such transfer and assignment signed by the assignor and the assignee, and a certificate, properly completed and signed by the assignor and the assignee, in the form of Exhibit B hereto (which shall be conclusive evidence of such transfer and assignment) and, in such case, the assignee instead of the assignor shall, without the necessity of further action, be entitled to all the benefits of and rights under this Policy in the assignor's place, provided that, in such case, the notice and certificate for payment presented hereunder shall be a certificate of the assignee and shall be signed by a Person who states therein that he or she is a duly authorized officer of the assignee.

         10. No Other Undertakings. This Policy sets forth in full the undertaking of the Insurer and shall not be amended or otherwise modified by any other agreement or instrument, including any amendment or other modification to any other agreement or instrument, and this Policy may not be canceled or revoked prior to the time it is terminated in accordance with the express terms hereof.

         11. No Cancellation; No Refunds. This Policy is not cancelable for any reason, and the Premiums paid in respect of this Policy are not refundable for any reason.

         IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and delivered as of the Effective Date.

                                                     RADIAN ASSET ASSURANCE INC.

                                                     By: /s/ Myer R. Strauss
                                                        ---------------------
                                                     Name: Myer R. Strauss
                                                     Title: Vice President

                                                                       EXHIBIT A

                         NOTICE OF CLAIM AND CERTIFICATE

                                     [Date]

Radian Asset Assurance Inc.
335 Madison Avenue
New York, New York 10017
Attention: Manager, Asset-Backed Surveillance

         Re: ABFS Mortgage Loan Trust 2003-1, Mortgage Pass-Through
             Certificates, Series 2003-1, Class M

Ladies and Gentlemen:

         The undersigned, a duly authorized officer of JPMorgan Chase Bank, as trustee (the "Trustee"), under the Pooling and Servicing Agreement, dated as of March 1, 2003, among American Business Credit, Inc., as Servicer, Bear Stearns Asset Backed Securities, Inc., as Depositor, and JPMorgan Chase Bank, as Trustee, Back-up Servicer and Collateral Agent (the "P&S Agreement"), hereby certifies to Radian Asset Assurance Inc. (the "Insurer"), with reference to Insurance Policy No FANI-0509-03090-NY (the "Policy") issued by the Insurer in respect of the ABFS Mortgage Loan Trust 2003-1, Mortgage Pass-Through Certificates, Series 2003-1, Class M (the "Class M Certificates"), and the [Distribution Date] to occur on [Month] [Day], [Year] (the "Applicable Date"), that:

         1. The Trustee is the Trustee under the P&S Agreement for the Class M Certificates;

         2. The relevant Distribution Date or Final Insured Distribution Date is [date].

         3. [The amount to be paid to the Holders of the Class M Certificates on the Final Insured Distribution Date is $_________________.]

         4. [There is a Class M Deficiency Amount of $_______________ in respect of the Class M Certificates, which amount is an Insured Payment pursuant to the terms of the Agreement, and consists of a Class M Insured Interest Payment of $_______________ and a Class M Insured Principal Payment of $_______________.] [There is a Preference Amount of $___________ in respect of the Class M Certificates and the relevant Distribution Date.]

         5. The sum of $_______________ is the Insured Payment that is due for payment.

         6. The Trustee has not heretofore made a demand for the Insured Payment in respect of the Distribution Date.

         7. The Trustee hereby requests the payment of the Insured Payment that is due for payment be made by the Insurer under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:

                  [Trustee's account number.]

         8. The Trustee hereby agrees that, following receipt of the Insured Payment from the Insurer, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Class M Certificates when due;
                  (b) not apply such funds for any other purpose; (c) deposit such funds to the Certificate Insurance Payment Account and not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to the Insured Certificates and the corresponding claim on the Policy and proceeds thereof.

         9. The Trustee, on behalf of the Class M Certificateholders, hereby assigns to the Insurer the rights of the Class M Certificateholders with respect to the Class M Certificates to the extent of any payments under the Policy, including, without limitation, any amounts due to the Class M Certificateholders in respect of securities law violations arising from the offer and sale of the Class M Certificates. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to the Insurer in respect of such payments. Payments to the Insurer in respect of the foregoing assignment shall in all cases be subject to and subordinate to the rights of the Class M Certificateholders to receive all Insured Payments. The Trustee shall take such action and deliver such instruments as may be reasonably requested or required by the Insurer to effectuate the purpose or provisions of this clause (9).

         10. The Trustee, on behalf of the Class M Certificateholders, hereby appoints the Insurer as agent and attorney-in-fact for the Trustee and each such Class M Certificateholder in any legal proceeding with respect to the Class M Certificates. The Trustee hereby agrees that, so long as an Insurer Default (as defined in the P&S Agreement) shall not exist, the Insurer may at any time during the continuation of any proceeding by or against the Obligor under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, reorganization, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding, including without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment made with respect to the Class M Certificates (a "Preference Claim"), (B) the direction of any appeal of any order relating to any Preference Claim at the expense of the Insurer but subject to reimbursement as provided in the Insurance Agreement and (C) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, so long as an Insurer Default (as defined in the P&S Agreement) shall not exist, the Trustee hereby agrees that the Insurer shall be subrogated to, and the Trustee on its behalf and on behalf of each Class M Certificateholder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and each Class M Certificateholder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

         ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON, FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS, FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME, AND SHALL BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

         Any capitalized term used in this notice and certificate and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

         IN WITNESS WHEREOF, the Trustee has cause this notice and certificate to be duly executed and delivered under the Policy as of the date first written above.
                                              JPMORGAN CHASE BANK, as Trustee

                                              By:_______________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT B

Radian Asset Assurance Inc.
335 Madison Avenue
New York, New York 10017
Attention: Manager, Asset-Backed Surveillance

            Re: Policy No. FANI-0509-03090-NY

Ladies and Gentlemen:

         Reference is made to the above-referenced Policy dated March 31, 2003 (the "Policy"), which has been issued by Radian Asset Assurance Inc. in favor of JPMorgan Chase Bank, as Trustee.

         The undersigned, [Name of Assignor] ("Assignor"), has transferred and assigned (and hereby confirms to you said transfer and assignment) all of its rights in and under said Policy to [Name of Assignee] ("Assignee"), and confirms that Assignor no longer has any rights under or interest in said Policy.

         Assignor and Assignee have indicated on the face of said Policy that it has been transferred and assigned to Assignee.

         Assignee hereby certifies that it is a duly authorized Assignee under the terms of said Policy and is accordingly entitled, upon presentation of the document(s) called for therein, to receive payment thereunder.

[Name of Assignor]

By:_______________________________________________
[Name and Title of Authorized Officer of Assignor]

[Name of Assignee]

By:_______________________________________________
[Name and Title of Authorized Officer of Assignee]

                                      B-1